Exhibit 10.3

                       MODIFICATION OF FIRST AMENDMENT TO
                       AMENDED AND RESTATED INTERCREDITOR
                           AND SUBORDINATION AGREEMENT

         This MODIFICATION OF FIRST AMENDMENT TO AMENDED AND RESTATED INTERCREDITOR AND SUBORDINATION AGREEMENT (this "MODIFICATION") is entered into as of December 26, 2003 by and among THE CIT GROUP/BUSINESS CREDIT, INC., ("CIT") and BANK OF AMERICA, N.A. ("BofA"), as Senior Agents, and CONTRARIAN FUNDS, LLC ("Contrarian") as the Junior Agent. The Senior Lenders and the Debtors also join in the execution hereof by way of acknowledgment.

                                    RECITALS

         WHEREAS, CIT, as Senior Agent, BofA, as Senior Existing Titled Collateral Agent, and BofA, in its capacity as the Junior Agent, are parties to that certain Amended and Restated Intercreditor and Subordination Agreement, dated as of April 12, 2002, (as amended, the "SUBORDINATION AGREEMENT"); and

         WHEREAS, in connection with the sale of all of the respective interests of the Junior Lenders under the Junior Credit Agreement to Contrarian (the "SALE"), the parties hereto entered into that certain First Amendment to Amended and Restated Intercreditor and Subordination Agreement, dated as of November 3, 2003 (the "FIRST AMENDMENT"); and

         WHEREAS, in connection with the Sale, BofA resigned as Junior Agent under the Junior Credit Agreement prior to the execution and delivery of the First Amendment; and

         WHEREAS, in connection with the Sale, Contrarian assumed the role of Junior Agent under the Junior Credit Agreement; and

         WHEREAS, in light of the foregoing, the Senior Agents and Contrarian wish to make certain modifications to the First Amendment, on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         SECTION 1. INCORPORATION OF RECITALS; CAPITALIZED TERMS. The foregoing recitals are incorporated by reference as if set forth in full. All capitalized terms used herein and not otherwise defined shall have the respective meanings given to such terms in the Subordination Agreement.

         SECTION 2.   MODIFICATIONS TO THE FIRST AMENDMENT.

         (a) Sections 2(b) and (c) of the First Amendment are modified by deleting the respective texts thereof in their entirety, and inserting in lieu thereof, as new Section 2(b), the following:

         Contrarian hereby affirms that Bank of America, N.A., prior to the First Amendment Effective Date, resigned as Junior Agent for the Junior Lenders under the Junior Credit Agreement, and that Contrarian has, prior to or as of the First Amendment Effective Date, assumed the role of Junior Agent under the Junior Credit Agreement.

         (b) Section 2(d) of the First Amendment is hereby designated as Section 2(c), without otherwise modifying said section.

         (c) Any and all references to BofA as a party to the First Amendment in its capacity as Junior Agent or as prior Junior Agent, including without limitation the signature block for BofA as Prior Junior Agent, are hereby stricken in their entirety; BofA shall be deemed a party to the First Amendment only in its respective capacities as a Senior Agent and Senior Lender. All of the parties hereto acknowledge and agree that, inasmuch as BofA had resigned, and been replaced by Contrarian, as Junior Agent prior to the execution and delivery of the First Amendment, the joinder of BofA as Junior Agent or prior Junior Agent to the First Amendment was unnecessary, and the First Amendment, as modified herein, shall be and remain binding on the parties hereto without the execution hereof or thereof by BofA in its capacity as Junior Agent or prior Junior Agent.

         SECTION 3.   MISCELLANEOUS.
                      -------------

         (A) AMENDMENT. The terms of the First Amendment, as modified by this Modification, shall not be waived, altered, modified, amended or supplemented in any manner whatsoever except by written instrument executed by Senior Agents and the Junior Agent.

         (B) PARTIES; SEVERABILITY. Whenever in this First Amendment there is a reference made to any of the parties hereto, such reference shall also be a reference to the successors and permitted assigns of such party, including, without limitation, a debtor-in-possession or trustee. The provisions of this Modification shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. Whenever possible, each provision of this Modification shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Modification shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Modification.

         (C) EXECUTION IN COUNTERPARTS; GOVERNING LAW. This Modification may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. This Modification shall be governed by and construed in accordance with the laws of the State of Georgia without regard to principles of conflict of laws.

         (D) SECTION TITLES. The section titles contained in this Modification are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto.

         (E) REIMBURSEMENT OF AGENT'S EXPENSE. The Debtors hereby jointly and severally agree to promptly reimburse the Senior Agent for all reasonable out-of-pocket expenses, including, without limitation, reasonable attorneys' fees, it has heretofore or hereafter incurred or



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

incurs in connection with the preparation, negotiation, execution and implementation of this Modification.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]











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


         IN WITNESS WHEREOF, the parties hereto have caused this Modification to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                              CONTRARIAN FUNDS, LLC


                                              By: /s/ James M. Hunt
                                              Name: James M. Hunt
                                              Title:____________________________


                                              THE CIT GROUP/BUSINESS CREDIT,
                                              INC., as Senior Agent


                                              By: /s/ Kenneth B. Butler
                                              Name: Kenneth B. Butler
                                              Title: Vice President


                                              BANK OF AMERICA, N.A., as Senior
                                              Existing Titled Collateral Agent


                                              By: /s/ John Yankauskas
                                              Name: John Yankauskas
                                              Title: Senior Vice President

Acknowledged and Agreed:

SENIOR LENDERS:

THE CIT GROUP/BUSINESS CREDIT, INC. as a Senior Lender

By: /s/ Kenneth B. Butler
Name: Kenneth B. Butler
Title: Vice President


BANK OF AMERICA, N.A., as a Senior Lender

By: /s/ John Yankauskas
Name: John Yankauskas
Title: Senior Vice President

                                 [signatures continue on following page]

FLEET CAPITAL CORPORATION, as a Senior Lender

By: /s/ Wes Manus
Name: Wes Manus
Title: Vice President





                     [signatures continue on following page]

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



                                         "DEBTORS"

                                     MILLER INDUSTRIES, INC.
                                     APACO, INC.
                                     B&B ASSOCIATED INDUSTRIES, INC.
                                     CHEVRON, INC.
                                     CENTURY HOLDINGS, INC.
                                     CHAMPION CARRIER CORPORATION
                                     COMPETITION WHEELIFT, INC.
                                     GOLDEN WEST TOWING EQUIPMENT INC.
                                     KING AUTOMOTIVE & INDUSTRIAL
                                              EQUIPMENT, INC
                                     MID AMERICA WRECKER & EQUIPMENT
                                        SALES, INC. OF COLORADO
                                     MILLER FINANCIAL SERVICES GROUP,
                                        INC.
                                     MILLER/GREENEVILLE, INC.
                                     MILLER INDUSTRIES DISTRIBUTING, INC.
                                     MILLER INDUSTRIES INTERNATIONAL,
                                     INC.
                                     MILLER INDUSTRIES TOWING
                                        EQUIPMENT INC.
                                     PURPOSE, INC.
                                     SONOMA CIRCUITS, INC.
                                     SOUTHERN WRECKER CENTER, INC.
                                     SOUTHERN WRECKER SALES, INC.
                                     AETEX, INC., F/K/A A-EXCELLENCE
                                        TOWING CO.
                                     ALL AMERICAN TOWING SERVICES,
                                        INC.
                                     B-G TOWING, INC.
                                     BEAR TRANSPORTATION, INC.
                                     BTRCX, INC. F/K/A BERT'S TOWING
                                        RECOVERY CORPORATION
                                     BBSX, INC. F/K/A BOB BOLIN SERVICES,
                                        INC.
                                     BASIEX, INC. F/K/A BOB'S AUTO SERVICE,
                                        INC.
                                     BTRX, INC.
                                     BVSWS, INC. F/K/A BOB VINCENT AND SONS
                                        WRECKER SERVICE,INC.
                                     CARDINAL CENTRE ENTERPRISES, INC.
                                     CBTX,INC., F/K/ACEDAR BLUFF 24 HOUR
                                        TOWING, INC.
                                     CCASX, INC.


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                                     CEX, INC., F/K/A CHAD'S INC.
                                     CVDC, F/K/A CLEVELAND VEHICLE
                                        DETENTION CENTER, INC.
                                     D.A. HANELINE, INC.
                                     DVREX, INC.
                                     DOLLAR ENTERPRISES, INC.
                                     DSX, INC., F/K/A DUGGER'S SERVICES, INC.
                                     GMAR, INC., F/K/A GOOD MECHANIC AUTO
                                        CO. OF RICHFIELD,INC.
                                     GREAT AMERICA TOWING, INC.
                                     GREG'S TOWING, INC.
                                     HTX, INC.
                                     LTSX, INC., F/K/A LAZER TOW SERVICES,
                                        INC.
                                     LASX, INC.
                                     LWKR, INC.
                                     MAEJO, INC.
                                     MEL'S ACQUISITION CORP.
                                     MGEX, INC.
                                     MSTEX, INC.
                                     MTSX INC.
                                     MURPHY'S TOWING, INC.
                                     P.A.T., INC.
                                     PEX, INC., F/K/A/ PIPES ENTERPRISES, INC.
                                     RMA ACQUISITION CORP.
                                     RRIC ACQUISITION CORP.
                                     RSX, INC., F/K/A RECOVERY SERVICES, INC.
                                     ROAD ONE, INC.
                                     ROADONE EMPLOYEE SERVICES, INC.
                                     ROAD ONE INSURANCE SERVICES, INC.
                                     ROAD ONE SERVICE, INC.
                                     ROAD ONE SPECIALIZED TRANSPORTATION, INC.
                                     ROADONE TRANSPORTATION AND
                                        LOGISTICS, INC.
                                     R.M.W.S., INC.
                                     SWSX, INC. (F/K/A SUBURBAN WRECKER
                                        SERVICE, INC.)
                                     TEXAS TOWING CORPORATION
                                       TPCTH, INC.
                                     TREASURE COAST TOWING, INC.
                                     TREASURE COAST TOWING OF MARTIN
                                        COUNTY, INC.
                                     TSSC, INC., F/K/A TRUCK SALES &
                                        SALVAGE CO., INC.
                                     TWSX, INC.

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                                     WSX, INC., F/K/A WES'S SERVICE
                                        INCORPORATED
                                     WTX, INC. (F/K/A WILTSE TOWING, INC.)
                                     WTC, INC.
                                     WTEX, INC.
                                     ZTRX, INC., F/K/A ZEHNER TOWING &
                                        RECOVERY, INC.


                                     By:  J. Vincent Mish
                                        ----------------------------------
                                    Name:    J. Vincent Mish
                                           -------------------------------
                                           Attorney-in-Fact of each entity
                                           listed above